UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22936

Diversified Real Asset Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   May 31

Date of reporting period:   November 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report November 30, 2015

DRA
Diversified Real Asset Income Fund

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Table

of Contents

Nuveen Investments	3

Portfolio Managers’

Comments

Diversified Real Asset Income Fund (DRA)

Diversified Real Asset Income Fund (DRA) (the Fund) is a closed-end fund managed by Nuveen Fund Advisors, LLC (NFAL) and sub-advised by Nuveen Asset Management, LLC (NAM). The Fund is sub-advised by NAM using its real asset income strategy, and its portfolio managers are John Wenker, Jay Rosenberg, Jeffrey Schmitz, CFA, David Yale, Brenda Langenfeld, CFA, and Tryg Sarsland.

Here the portfolio management team reviews key investment strategies and the Fund’s performance for the six-month reporting period ended November 30, 2015.

What key strategies were used to manage the Fund during this six-month reporting period ended November 30, 2015?

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Since the Fund’s commencement of operations in September 2014, the portfolio management team has been repositioning its assets to align DRA’s portfolio with NAM’s real asset income strategy under which at least 80% of the Fund’s managed assets will be invested in a global portfolio of securities that provide investment exposure to real assets, focusing on infrastructure and real estate investment trust (REIT) securities. The portfolio management team actively manages the Fund’s allocations among the infrastructure and real estate categories, with the flexibility to invest across the capital structure in any type of equity and debt security offered by a particular company, including common shares, preferred shares, corporate debt instruments and mortgage-backed securities. All of the Fund’s debt investments may be rated lower than investment grade (Ba1/BB+ or lower by S&P, Moody’s or Fitch), but no more than 10% of the Fund’s managed assets may be invested in securities rated CCC+/Caa1 or lower at any time. The Fund may also invest up to 75% of its managed assets in non-U.S. issuers. Our goal is to have the Fund’s portfolio fairly equally balanced between U.S. and non-U.S. exposure, although this allocation may change based on market conditions. We may also opportunistically write (sell) call options primarily on securities issued by real asset related companies, seeking to enhance the Fund’s risk-adjusted total returns over time.

In addition, we typically use leverage as part of the Fund’s management strategy, which we are currently doing through the use of bank borrowings. The Fund utilizes credit facilities that charge either one-month LIBOR plus a spread, or three-month LIBOR plus a spread. The borrowed proceeds are used to invest in more securities that the Fund would typically hold. Leverage is discussed in more detail in the Fund Leverage section of this report.

NAM’s real asset income strategy invests primarily in five security types: global infrastructure common stock, REIT common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

4	Nuveen Investments

is a Custom Blended Index, which is an index we created to represent a model asset allocation for an income-oriented product providing investment exposure to real assets. The Custom Blended Index is comprised of 33% S&P Global Infrastructure Index, 12% BofA/Merrill Lynch Fixed Rate Preferred Securities Index, 15% MSCI U.S. REIT Index, 20% BofA/Merrill Lynch REIT Preferred Index and 20% Barclays U.S. Corporate High Yield Bond Index. Our real asset income strategy attempts to add value versus the benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection.

Subsequent to the close of this reporting period, effective December 31, 2015, the Custom Blended Index constituents were changed to the following: 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Barclays Global Capital Securities Index and 18% Barclays U.S. Corporate High Yield Bond Index. The changes more accurately reflect the investment team’s experience and expectations for the long-run strategy positioning and offer a more appropriate performance benchmark. The Fund maintains the MSCI World Index as its primary benchmark.

Our security selection process starts with a screen for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During the reporting period, we made further progress in repositioning the Fund with approximately 75% of the portfolio realigned with the real asset income strategy as of November 30, 2015. As part of this repositioning, we have been selling holdings that we believe have lower yield and capital appreciation potential and buying assets that have more potential to achieve the Fund’s objectives, while also more equally balancing the Fund’s U.S. and non-U.S. exposure. This includes looking for ways to opportunistically monetize the Fund’s whole loan positions, but only when we are confident that we are achieving fair value for these assets.

In an effort to protect against potential increases in interest rates, we also sold (shorted) five-year U.S. Treasury futures contracts to hedge some of the duration, or interest rate sensitivity, of the bonds in the portfolio. With rates moving generally higher during the reporting period, the hedge increased in value on a mark-to-market basis.

How did the Fund perform during this six-month reporting period ended November 30, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended November 30, 2015. For the six-month reporting period ended November 30, 2015, the Fund’s total return at net asset value (NAV) underperformed both the MSCI World Index and its Custom Blended Index.

Our management team was still in the process of transitioning the Fund’s portfolio to our global real asset income strategy during the reporting period. Therefore, comparisons to the Fund’s global, equity-oriented benchmarks will continue to be less meaningful until this transition is complete.

Much of the Fund’s underperformance was due to currency effects since its overall U.S. exposure was substantially lower than that of the Custom Blended Index, in addition to the fact that higher yielding securities remained out of favor during the reporting period relative to their lower yielding counterparts. U.S. interest rates were volatile but generally trended higher, more so for Treasury securities with maturities of three years and less. Equity markets were gripped by a sell-off in August that continued through September, which was the result of weak global economic data. Stock prices remained volatile through the end of November, but recovered much of the ground lost during August and September.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

While the more defensive REIT asset classes generally held up better in this environment, the higher yielding securities we focus on across this Fund’s portfolio lagged their broader benchmarks because the market was fearful of interest rate increases.

Within the Fund’s real asset income portfolio, both the REIT common equity and REIT preferred segments, as well as the infrastructure preferred segment, detracted during the reporting period relative to the benchmark’s performance. As previously stated, we focus on the higher yielding companies within these investable universes due to the Fund’s income objective and these segments remained under pressure. For example, while the MSCI REIT Index was up slightly more than 2.6% during the reporting period, the Fund’s holdings in that sector were actually down more than 1.7% over the same time frame.

We did lower exposure to the REIT equity asset class, trimming that sector weight by approximately 3.5% and reallocating most of the proceeds into REIT preferred shares, which demonstrated less interest rate sensitivity. While it was generally favorable to increase the Fund’s weight to the stronger performing REIT preferred segment, we witnessed the same dynamics regarding higher yielding securities within the space. The index, which is comprised of a larger number of higher quality, lower coupon real estate preferreds, outperformed our issues with higher income characteristics. For example, the benchmark constituents in the REIT preferred segment gained more than 5.3%, while the REIT preferreds within the Fund posted a positive return just shy of 2.0%.

In terms of the infrastructure preferred segment, we had very little overlap between our holdings and the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, which is comprised primarily of U.S. domiciled REIT and financial preferred securities. The benchmark’s REIT and financial preferreds turned in much stronger results than our infrastructure focused preferreds during the reporting period.

On the positive side, an underweight position and security selection in global infrastructure equities benefited the Fund’s relative performance versus the benchmark. Within the group, our underweight position in pipeline equities was the most significant positive factor as energy infrastructure sold off dramatically amid the soft global economic data and continued pressure on oil prices. Also, an underweight position and security selection within electric utilities proved beneficial.

The high yield portion of the portfolio was also beneficial to returns, with security selection in the group and an underweight versus the blended benchmark contributing positively. With spreads widening during the reporting period and the high yield segment’s returns down nearly 6% (as measured by the Barclays U.S. Corporate High Yield Bond Index), the Fund’s nearly 650 basis point underweight in the sector helped. Also, our significant underweight to the more economically-sensitive industrial segment benefited results because the sector traded off even more than the overall high yield market.

Regarding the Fund’s whole loan portfolio, its credit performance was relatively stable during the reporting period. The whole loan segment benefited as the commercial real estate sector continued the strong performance that it has exhibited over the past year. As of November 30, 2015, approximately 21% of the Fund’s net asset value remained in whole loans, which we continue to monetize. During the reporting period, twenty loans were sold or paid off and two participating loans were settled. We used the proceeds from the whole loan sales and payoffs to provide liquidity for the tender offer noted below, and to partially pay down leverage and reallocate to the generally higher yielding real asset income strategy.

As mentioned previously, the Fund also shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates during the period. These futures contracts had a negligible impact on performance during the reporting period.

Subsequent to the close of this reporting period, the Fund conducted a third and final tender offer to purchase up to 10% of its outstanding shares for cash at a price per share equal to 99% of NAV on the expiration date of December 1, 2015. The tender offer was oversubscribed, which means the Fund purchased 10% of its respective outstanding common shares on a pro-rata basis based on the number of shares tendered. Refer to the Share Information section of this report for more details.

6	Nuveen Investments

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s utilization of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. During the reporting period, the income generated from the spread between the cost of borrowing and the yield from invested assets was positive. However, the market value of the assets held generally fell during the reporting period, resulting in a negative contribution to performance from leverage.

As of November 30, 2015, the Fund’s percentages of leverage are as shown in the accompanying table.

DRA
Effective Leverage*	28.90%
Regulatory Leverage*	28.90%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. During this reporting period, the Fund was not invested in any derivatives or other investments that resulted in economic leverage. Regulatory leverage consists of borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S USE OF LEVERAGE

The Fund currently employs leverage through the use of bank borrowings. As of November 30, 2015, the Fund had outstanding bank borrowings of $150,300,000.

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments	7

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of November 30, 2015. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has approved a managed distribution program, but currently operates under a cash-flow distribution policy. The goal of this policy is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s cash flows from investment strategies including investments in common equities, corporate bonds, preferred securities and shares of REITs, into regular distributions. Cash flows from REITs received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the Fund’s distributions:

•	The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the cash flows from its investment strategy. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from cash flows (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year, estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

For the current reporting period, the Fund’s ratio of net distributable cash flow received to regular monthly Fund distributions paid was 85%.

8	Nuveen Investments

The following table provides information regarding the Fund’s distributions for the current reporting period. This information is intended to help you better understand the accounting and tax character of those distributions.

For the Six Months Ended November 30, 2015	DRA
Inception date (commencement of operations)	9/8/14

Total per share regular monthly distributions	$0.86

Distribution character:
From net investment income	$0.86
From short-term capital gains	0.00
From long-term capital gains	0.00
Return of capital	0.00

Total per share distribution	$0.86

Current distribution rate*	10.91%
*	Current distribution rate is based on the Fund’s last monthly distribution during the period, annualized, expressed over the market price on the last day of the period. Distributions may be sourced from a combination of net investment income, net realized capital gains, and/or a return of capital.

SHARE REPURCHASES

The Fund’s Board of Trustees has authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase annually up to 10% of its outstanding shares in open-market transactions at the Adviser’s discretion. The Fund is prohibited, however, from repurchasing its shares during periods when the Fund also has an outstanding tender offer (as described below).

As of November 30, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

DRA
Shares cumulatively repurchased and retired	300,000
Approximate number of shares authorized for repurchase	2,024,155

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

DRA
Shares repurchased and retired	174,000
Weighted average price per share repurchased and retired	$17.64
Weighted average discount per share repurchased and retired	10.78%

TENDER OFFER

The Fund’s Board of Trustees has authorized the Fund to conduct a series of up to three tender offers pursuant to which the Fund would offer to purchase up to 10% of the Fund’s outstanding shares for cash on a pro rata basis at a price per share equal to 99% of the NAV per common share, as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

Nuveen Investments	9

Share Information (continued)

During the period September 8, 2014 (commencement of operations) through May 31, 2015, the Fund conducted two tender offers. On October 22, 2015, Nuveen announced the Fund’s third tender offer, which commenced on November 2, 2015 and expired on December 1, 2015 (subsequent to the close of this reporting period). The tender offer was oversubscribed (55% of the outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

Refer to Notes to Financial Statements, Note 9 – Subsequent Events, Tender Offer for further details.

OTHER SHARE INFORMATION

As of November 30, 2015, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

DRA
NAV	$18.27
Share price	$16.39
Premium/(discount) to NAV	(10.29)%
6-month average premium/(discount) to NAV	(10.75)%

10	Nuveen Investments

Risk

Considerations

Diversified Real Asset Income Fund (DRA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as whole loan risk and foreign investment risk, see the Fund’s web page at www.nuveen.com/DRA.

Nuveen Investments	11

DRA

Diversified Real Asset Income Fund

Performance Overview and Holding Summaries as of November 30, 2015

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Average Annual Total Returns as of November 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
DRA at NAV	(4.70)%	(1.08)%	0.52%
DRA at Share Price	(3.67)%	2.24%	0.14%
MSCI World Index	(3.97)%	(0.72)%	(0.64)%
Custom Blended Index	(3.00)%	(1.04)%	(0.41)%

As previously noted in the Portfolio Managers’ Comments section of this report, the Fund is in the process of transitioning its portfolio to a global real asset income strategy. Therefore, comparisons to the Fund’s global, equity-oriented benchmarks are less meaningful until the Fund’s transitioning is complete. The Fund’s goal over time will be to opportunistically reduce its whole loan exposure while also more equally balancing its U.S. and non-U.S. exposure. Effective December 31, 2015 (subsequent to the close of this reporting period), the Custom Blended Index constituents were changed. The changes more accurately reflect the investment team’s experience and expectations for the long-run strategy positioning and offer a more appropriate performance benchmark. The Fund maintains the MSCI World Index as its primary benchmark.

Since inception returns are from September 8, 2014. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Whole Loans	20.7%
Corporate Notes	3.9%
Other Fixed-Income Type Securities[2]	56.1%
Equity Type Securities[3]	48.5%
Short-Term Investments	11.4%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	140.7%
Borrowings	(40.7)%
Net Assets	100%

Portfolio Asset Allocation

(% of total investments, at value)1

Whole Loans	14.7%
Corporate Notes	2.8%
Other Fixed-Income Type Securities[2]	39.9%
Equity Type Securities[3]	34.5%
Short-Term Investments	8.1%
Total	100%

Whole Loans and Industries

(% of total investments, at value)1

Real Estate Investment Trust	29.9%
Whole Loans	14.7%
Electric Utilities	12.3%
Short-Term Investments	8.1%
Multi-Utilities	6.7%
Transportation Infrastructure	5.8%
Oil, Gas & Consumable Fuels	4.8%
Other	17.7%
Total	100%

Whole Loan

State Concentration

(% of total whole loans, at value)

Arizona	21.7%
Washington	13.9%
Texas	13.3%
Virginia	11.8%
National	7.6%
Florida	5.9%
Oklahoma	5.2%
Arkansas	5.0%
Other	15.6%
Total	100%

Credit Quality

(% of total other fixed-income type securities, at value)2

A	0.7%
BBB	30.1%
BB	20.8%
B	16.1%
CCC	1.7%
N/R (not rated)	30.6%
Total	100%

Country Allocation

(% of total investments, at value)1

United States	72.8%
Australia	5.5%
United Kingdom	4.5%
Canada	3.8%
Hong Kong	2.6%
Singapore	2.1%
France	1.4%
Italy	1.0%
Spain	1.0%
Other	5.3%
Total	100%

1	Excluding investments in derivatives.
2	Includes convertible preferred, $25 par (or similar) retail preferred, convertible bonds, corporate bonds and $1,000 par (or similar) institutional preferred.
3	Includes common stocks and investment companies.

Nuveen Investments	13

DRA

Diversified Real Asset Income Fund
Portfolio of Investments	November 30, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Interest Rate (8)	Maturity (8)	Value

	LONG-TERM INVESTMENTS – 129.2% (91.9% of Total Investments)

	WHOLE LOANS – 20.7% (14.7% of Total Investments) (2), (3), (4)

	Commercial Loans – 14.1% (10.0% of Total Investments)

$2,246	150 North Pantano I, AZ	4.900%	8/01/19	$2,246,375
1,377	Carl’s Jr., Idaho Springs, CO	4.125%	5/01/23	1,332,471
6,896	Clear Lake Central I, Webster, TX, (5)	4.925%	12/31/15	4,052,612
2,015	Hacienda Colorado Restaurant, Englewood, CO	4.375%	7/01/23	1,914,559
11,136	La Cholla Plaza I, Tucson, AZ, (5), (6), (7)	3.175%	8/01/14	6,127,700
3,750	Magnolia Retail Land, Magnolia, TX, (5)	6.900%	10/01/16	3,750,000
14,000	NCH Commercial Pool II, Rocky Point, Mexico, (5), (7)	11.925%	8/01/14	5,749,800
11,832	Oyster Point Office Park, Newport News, VA, (5)	4.175%	5/01/16	8,730,004
787	Oyster Point Office Park II, Newport News, VA	4.875%	5/01/16	298,000
1,859	Palace Court, Santa Fe, NM, (5)	4.875%	12/31/15	1,236,177
1,234	Perkins Restaurant, Maple Grove, MN	6.375%	1/01/18	1,249,213
4,523	RealtiCorp Fund III, Crystal River, FL, (5)	5.925%	7/01/16	4,522,755
3,361	RL Stowe Portfolio, Belmont, NC and Chattanooga, TN	3.925%	1/01/20	2,736,653
15,000	Signal Butte, Mesa, AZ, (5), (9)	4.925%	7/01/17	8,262,500
80,016	Total Commercial Loans			52,208,819

	Multifamily Loans – 6.6% (4.7% of Total Investments)

2,350	Good Haven Apartments, Dallas TX, (5)	4.875%	8/01/17	2,350,000
4,875	Keystone Crossings, Springdale, AR, (5), (10), (11)	8.150%	7/05/16	3,800,063
4,933	NCH Multifamily Pool, Oklahoma City, OK, (5), (7)	11.925%	8/01/14	36,922
4,400	NCH Multifamily Pool II, Rocky Point Mexico, (5), (7)	11.925%	8/01/14	4,001,360
3,650	RiverPark Land Lot III, Oxnard, CA, (5)	4.900%	4/01/16	3,472,351
13,119	Sapphire Skies I, Cle Elum, WA, (5), (12)	0.925%	3/01/20	10,640,414
33,327	Total Multifamily Loans			24,301,110
$113,343	Total Whole Loans (cost $111,301,371)			76,509,929

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	CORPORATE NOTES – 3.9% (2.8% of Total Investments) (2), (3), (4)

	Diversified Financial Services – 3.9% (2.8% of Total Investments)

$3,000	Stratus II, Stratus Properties Inc., (5)	7.250%	12/31/15	$3,000,000
8,000	Stratus III, Stratus Properties Inc., (5)	7.250%	12/31/16	8,080,000
3,500	Stratus VII, Stratus Properties Inc., (5)	7.250%	12/31/15	3,500,000
$14,500	Total Corporate Notes (cost $14,500,000)			14,580,000

Shares	Description (1)			Value

	COMMON STOCKS – 48.0% (34.1% of Total Investments)

	Air Freight & Logistics – 0.9% (0.7% of Total Investments)

113,018	BPost SA			$2,746,410
19,297	Oesterreichische Post AG			691,977
	Total Air Freight & Logistics			3,438,387

	Commercial Services & Supplies – 0.4% (0.3% of Total Investments)

92,273	Covanta Holding Corporation			1,490,209

	Diversified Telecommunication Services – 0.8% (0.5% of Total Investments)

2,141,102	HKBN Limited, (14)			2,731,107

14	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities – 7.0% (4.9% of Total Investments)

106,777	Alupar Investimento SA	$391,065
660,813	AusNet Services	719,240
22,147	Brookfield Infrastructure Partners LP	919,986
761,545	Contact Energy Limited	2,496,409
14,162	Duke Energy Corporation	959,617
121,126	Electricite de France S.A	1,805,096
56,340	Endesa S.A, (14)	1,165,519
3,132	Hafslund ASA, Class B Shares	21,083
2,553,831	HK Electric Investments Limited	2,042,156
958,422	Infratil Limited	1,936,805
59,515	PPL Corporation	2,025,891
312,446	Scottish and Southern Energy PLC	6,748,040
8,558	Southern Company	381,173
1,995,720	Spark Infrastructure Group, (WI/DD)	2,742,280
296,677	Transmissora Alianca de Energia Eletrica SA	1,351,111
	Total Electric Utilities	25,705,471

	Gas Utilities – 1.0% (0.7% of Total Investments)

24,581	AmeriGas Partners, LP	963,821
19,223	Enagas	572,947
425,308	Snam Rete Gas S.p.A	2,161,417
	Total Gas Utilities	3,698,185

	Hotels, Restaurants & Leisure – 0.3% (0.2% of Total Investments)

69,361	Extended Stay America Inc.	1,186,767

	Independent Power & Renewable Electricity Producers – 1.7% (1.2% of Total Investments)

31,915	Brookfield Renewable Energy Partners LP	801,067
43,198	Pattern Energy Group Inc.	773,676
1,076,374	Renewables Infrastructure Group Limited	1,613,020
166,010	Saeta Yield S.A, (14)	1,559,287
196,771	TransAlta Renewables Inc.	1,497,019
	Total Independent Power & Renewable Electricity Producers	6,244,069

	Multi-Utilities – 6.4% (4.5% of Total Investments)

50,107	CenterPoint Energy, Inc.	849,314
1,129,451	Centrica PLC	3,710,023
1,599,765	Duet Group	2,718,833
54,584	Engie	950,990
12,089,903	Keppel Infrastructure Trust	4,371,239
101,069	National Grid PLC	7,019,242
718,910	Redes Energeticas Nacionais SA	2,034,113
963,205	Vector Limited	1,965,492
	Total Multi-Utilities	23,619,246

	Oil, Gas & Consumable Fuels – 1.6% (1.1% of Total Investments)

5,528	Arc Logisitics Partners LP	75,678
81,337	BlueKnight Energy Partners LP	504,289
77,370	Enbridge Energy Partners LP	1,922,645
71,929	Enbridge Income Fund Holdings Inc.	1,577,057
4,155	TC Pipelines LP	205,506
134,317	Veresen Inc.	1,054,058
15,962	Williams Partners LP	437,678
	Total Oil, Gas & Consumable Fuels	5,776,911

	Real Estate Investment Trust – 19.1% (13.6% of Total Investments)

37,813	Agree Realty Corporation	1,268,248
139,429	Apollo Commercial Real Estate Finance, Inc.	2,446,979
152,499	Armada Hoffler Properties Inc.	1,721,714
82,258	Blackstone Mortgage Trust Inc, Class A	2,377,256
314,685	CapitaMall Trust	424,994

Nuveen Investments	15

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

104,312	CareTrust REIT Inc.	$1,164,122
41,453	CBL & Associates Properties Inc.	541,791
81,491	Colony Financial Inc.	1,667,306
36,577	Community Healthcare Trust Inc.	684,721
105,447	Crombie Real Estate Investment Trust	1,028,848
30,724	Digital Realty Trust Inc.	2,215,508
71,993	Easterly Government Properties, Inc.	1,285,795
26,669	Entertainment Properties Trust	1,494,531
36,899	Eurocommercial Properties NV	1,563,519
13,562	Franklin Street Properties Corporation	141,994
2,018,153	Frasers Centrepoint Trust	2,646,899
3,445	Health Care Property Investors Inc.	122,401
144,989	Independence Realty Trust	1,133,814
311,486	Inland Real Estate Corporation	2,993,380
140,620	InnVest Real Estate Investment Trust	585,456
1,125,481	Keppel DC REIT	837,797
20,159	Lexington Corporate Properties Trust	173,166
154,896	Liberty Property Trust	5,250,974
24,775	LTC Properties Inc.	1,056,158
2,540,933	Mapletree Greater China Commercial Trust	1,657,267
358,188	Mapletree Logistics Trust	255,205
47,342	Monmouth Real Estate Investment Corporation	493,304
367	National Retail Properties, Inc.	14,115
37,992	National Storage Affiliates Trust	629,148
59,812	New Senior Investment Group Inc.	552,065
39,265	Omega Healthcare Investors Inc.	1,352,287
119,151	OneREIT	294,431
582,800	Parkway Life Real Estate Investment Trust	937,901
17,317	Pebblebrook Hotel Trust	453,359
382,148	Physicians Realty Trust	6,118,187
490,761	Plaza Retail REIT	1,683,092
370,688	Pure Industrial Real Estate Trust	1,249,089
19,718	Realty Income Corporation	978,407
523,730	Scentre Group	1,515,047
39,406	Smart Real Estate Investment Trust	944,245
160,523	STAG Industrial Inc.	3,274,669
81,752	Starwood Property Trust Inc.	1,662,018
106,898	STORE Capital Corporation	2,432,998
57,135	Sunstone Hotel Investors Inc.	1,456,371
930,486	TF Administradora Industrial S de RL de CV	1,630,487
16,805	Universal Health Realty Income Trust	885,455
31,362	Urstadt Biddle Properties Inc.	627,867
31,525	Ventas Inc.	1,681,544
21,278	WP Carey Inc.	1,316,470
95,518	WP GLIMCHER, Inc.	1,007,715
63,554	WPT Industrial Real Estate Investment Trust	768,368
	Total Real Estate Investment Trust	70,698,482

	Real Estate Management & Development – 0.5% (0.4% of Total Investments)

247,431	Killam Properties Inc.	1,976,928

	Transportation Infrastructure – 8.1% (5.8% of Total Investments)

189,282	Abertis Infraestructuras S.A	2,930,793
1,160,675	China Merchants Holdings Pacific Limited	752,910
25,086	Grupo Aeroportuario Centro Norte, SA	1,017,990
6,387,541	Hopewell Highway Infrastructure Limited	3,056,417
4,974,418	Hutchison Port Holdings Trust	2,686,186
235,861	Jiangsu Expressway Company Limited	309,677
170	Kobenhavns Lufthavne	92,210
37,491	Macquarie Infrastructure Corporation	2,812,950
1,241,108	Sydney Airport	5,923,959
72,733	Transurban Group, (WI/DD), (13)	545,467
1,309,192	Transurban Group	9,818,396
	Total Transportation Infrastructure	29,946,955

16	Nuveen Investments

Shares	Description (1)			Value

	Water Utilities – 0.2% (0.2% of Total Investments)

628,405	Inversiones Aguas Metropolitanas SA			$880,642
	Total Common Stocks (cost $182,783,215)			177,393,359

Shares	Description (1)	Coupon	Ratings (15)	Value

	CONVERTIBLE PREFERRED SECURITIES – 6.3% (4.5% of Total Investments)

	Electric Utilities – 2.5% (1.7% of Total Investments)

114,301	Exelon Corporation	6.500%	BBB–	$4,567,468
80,308	NextEra Energy Inc.	6.371%	BBB	4,117,391
6,691	NextEra Energy Inc.	5.799%	BBB	354,422
	Total Electric Utilities			9,039,281

	Gas Utilities – 0.1% (0.1% of Total Investments)

9,113	Laclede Group, Inc., (13)	6.750%	N/R	501,944

	Independent Power & Renewable Electricity Producers – 0.3% (0.2% of Total Investments)

18,015	Dynegy Inc.	5.375%	N/R	1,113,867

	Multi-Utilities – 0.1% (0.1% of Total Investments)

8,089	Black Hills Corp	7.750%	N/R	424,268

	Oil, Gas & Consumable Fuels – 0.6% (0.5% of Total Investments)

62,564	Anadarko Petroleum Corporation	7.500%	N/R	2,322,376

	Real Estate Investment Trust – 2.7% (1.9% of Total Investments)

63,633	Alexandria Real Estate Equities Inc., (13)	7.000%	Baa3	1,774,763
44,363	American Homes 4 Rent	5.000%	N/R	1,114,842
46,781	American Tower Corporation	5.500%	N/R	4,780,083
14,421	Equity Commonwealth	6.500%	Ba1	354,612
1,094	FelCor Lodging Trust Inc., Series A.	1.950%	CCC	27,361
5,780	Lexington Corporate Properties Trust, Series B	6.500%	N/R	278,076
26,589	Ramco-Gershenson Properties Trust	7.250%	N/R	1,638,680
	Total Real Estate Investment Trust			9,968,417
	Total Convertible Preferred Securities (cost $25,808,871)			23,370,153

Shares	Description (1)	Coupon	Ratings (15)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 26.2% (18.6% of Total Investments)

	Electric Utilities – 4.8% (3.4% of Total Investments)

10,503	APT Pipelines Limited	6.665%	N/R	$792,467
114,452	Entergy Arkansas Inc., (13)	6.450%	BB+	2,904,220
55,276	Entergy Texas Inc.	5.625%	A–	1,441,045
37,327	Integrys Energy Group Inc., (13)	6.000%	Baa1	951,839
29,343	NextEra Energy Inc.	5.700%	BBB	745,312
41,452	NextEra Energy Inc.	5.625%	BBB	1,061,171
61,673	NextEra Energy Inc.	5.000%	BBB	1,487,553
69,346	Pacific Gas & Electric Corporation	6.000%	BBB+	1,984,683
177,487	PPL Capital Funding, Inc.	5.900%	BBB	4,552,542
64,720	SCE Trust I	5.625%	Baa1	1,671,070
	Total Electric Utilities			17,591,902

	Multi-Utilities – 1.9% (1.3% of Total Investments)

142,900	Dominion Resources Inc.	6.375%	Baa3	6,922,074

	Oil, Gas & Consumable Fuels – 0.7% (0.5% of Total Investments)

47,300	Kinder Morgan Inc, Delaware, (13)	9.750%	N/R	2,076,470
24,711	Nustar Logistics Limited Partnership	7.625%	Ba2	613,574
	Total Oil, Gas & Consumable Fuels			2,690,044

Nuveen Investments	17

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Shares	Description (1)	Coupon		Ratings (15)	Value

	Real Estate Investment Trust – 18.8% (13.4% of Total Investments)

28,399	American Homes 4 Rent	5.000%		N/R	$715,371
14,826	Apartment Investment & Management Company	6.875%		BB	387,255
37,254	Apollo Commercial Real Estate Finance	8.625%		N/R	979,780
43,439	Arbor Realty Trust Incorporated	7.375%		N/R	1,077,722
7,751	CBL & Associates Properties Inc.	7.375%		BB	197,263
129,644	CBL & Associates Properties Inc.	6.625%		BB	3,298,143
169,511	Cedar Shopping Centers Inc., Series A	7.250%		N/R	4,215,739
5,608	Chesapeake Lodging Trust	7.750%		N/R	146,425
119,150	Colony Financial Inc.	7.125%		N/R	2,674,918
31,003	Colony Financial Inc.	8.500%		N/R	816,929
28,243	Colony Financial Inc.	7.500%		N/R	702,968
41,036	Coresite Realty Corporation	7.250%		N/R	1,064,884
9,995	Corporate Office Properties Trust	7.375%		BB	259,070
23,394	DDR Corporation	6.500%		Baa3	611,753
279,636	Digital Realty Trust Inc.	6.625%		Baa3	7,256,552
127,826	Digital Realty Trust Inc.	6.350%		Baa3	3,248,059
102,134	EPR Properties Inc.	9.000%		BB	3,210,072
19,277	EPR Properties Inc.	6.625%		Baa3	494,455
20,543	EPR Properties Inc.	5.750%		BB	471,873
72,836	General Growth Properties	6.375%		N/R	1,824,542
66,865	Gramercy Property Trust Inc.	7.125%		N/R	1,705,726
10,126	Hersha Hospitality Trust	8.000%		N/R	259,631
83,250	Hersha Hospitality Trust	6.875%		N/R	2,121,210
711	Inland Real Estate Corporation	8.125%		N/R	18,223
115,695	Inland Real Estate Corporation	6.950%		N/R	2,929,397
72,320	Investors Real Estate Trust	7.950%		N/R	1,865,133
2,654	Kimco Realty Corporation,	5.500%		Baa2	66,403
452	LaSalle Hotel Properties	7.500%		N/R	11,427
35,267	LaSalle Hotel Properties	6.375%		N/R	884,496
14,723	Monmouth Real Estate Investment Corp	7.875%		N/R	382,798
6,441	National Retail Properties Inc.	5.700%		Baa2	161,798
6,090	Northstar Realty Finance Corporation	8.875%		N/R	142,811
93,934	Northstar Realty Finance Corporation	8.750%		N/R	2,144,513
130,872	Pebblebrook Hotel Trust	6.500%		N/R	3,267,874
17,710	Post Properties, Inc., Series A	8.500%		Baa3	1,146,723
9,273	PS Business Parks, Inc.	5.750%		BBB	231,918
20,184	Rait Financial Trust	7.125%		N/R	448,287
1,123	Regency Centers Corporation	6.625%		Baa2	29,254
12,809	Regency Centers Corporation	6.000%		Baa2	324,452
58,690	Retail Properties of America	7.000%		BB	1,496,595
16,766	Sabra Health Care Real Estate Investment Trust	7.125%		BB–	419,821
21,215	Saul Centers, Inc.	6.875%		N/R	540,983
25,303	SL Green Realty Corporation	6.500%		Ba1	660,408
15,542	Summit Hotel Properties Inc.	9.250%		N/R	407,511
50,104	Summit Hotel Properties Inc.	7.875%		N/R	1,306,712
97,265	Summit Hotel Properties Inc.	7.125%		N/R	2,509,437
901	Sun Communities Inc.	7.125%		N/R	23,318
77,385	Taubman Centers Incorporated., Series J	6.500%		N/R	1,981,056
50,559	Taubman Centers Incorporated, Series K	6.250%		N/R	1,293,805
12,795	Terreno Realty Corporation	7.750%		BB	332,670
29,437	Urstadt Biddle Properties	7.125%		N/R	760,652
99,487	Urstadt Biddle Properties	6.750%		N/R	2,543,883
657	VEREIT, Inc.	6.700%		N/R	16,300
20,692	Wells Fargo REIT	6.375%		BBB+	552,890
36,637	WP GLIMCHER, Inc.	7.500%		Ba1	937,907
78,243	WP GLIMCHER, Inc.	6.875%		Ba1	1,995,197
	Total Real Estate Investment Trust				69,574,992
	Total $25 Par (or similar) Retail Preferred (cost $97,463,152)				96,779,012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (15)	Value

	CONVERTIBLE BONDS – 1.1% (0.8% of Total Investments)

	Multi-Utilities – 0.6% (0.5% of Total Investments)

$2,235	Dominion Resources Inc.	5.750%	10/01/54	BBB	$2,283,902

18	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (15)	Value

		Oil, Gas & Consumable Fuels – 0.5% (0.3% of Total Investments)

$2,220		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	$1,753,800
$4,455		Total Convertible Bonds (cost $4,470,457)				4,037,702

Principal Amount (000) (16)		Description (1)	Coupon	Maturity	Ratings (15)	Value

		CORPORATE BONDS – 17.4% (12.4% of Total Investments)

		Commercial Services & Supplies – 1.5% (1.0% of Total Investments)

$1,270		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$1,314,450
1,280		Casella Waste Systems Inc.	7.750%	2/15/19	B–	1,286,400
1,310		Covanta Holding Corporation	5.875%	3/01/24	Ba3	1,282,163
1,645	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	1,235,367
675	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	Caa2	356,586
		Total Commercial Services & Supplies				5,474,966

		Communications Equipment – 0.1% (0.1% of Total Investments)

1,745		Goodman Networks Inc.	12.125%	7/01/18	CCC+	506,050

		Construction & Engineering – 0.6% (0.4% of Total Investments)

1,030		AECOM Technology Corporation	5.875%	10/15/24	BB–	1,042,875
11,000	NOK	VV Holding AS, 144A	6.360%	7/10/19	N/R	1,227,783
		Total Construction & Engineering				2,270,658

		Consumer Finance – 0.2% (0.2% of Total Investments)

885		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	867,300

		Diversified Financial Services – 0.3% (0.2% of Total Investments)

1,165		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,132,963

		Diversified Telecommunication Services – 1.1% (0.8% of Total Investments)

1,230		CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	1,282,275
1,315		IntelSat Jackson Holdings	7.500%	4/01/21	B+	1,091,450
905		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB–	923,100
925		SBA Communications Corporation	4.875%	7/15/22	B	919,219
		Total Diversified Telecommunication Services				4,216,044

		Electric Utilities – 0.6% (0.5% of Total Investments)

1,465		Intergen NV, 144A	7.000%	6/30/23	B+	1,215,950
1,355		PPL Energy Supply LLC, 144A	6.500%	6/01/25	Ba3	1,165,300
		Total Electric Utilities				2,381,250

		Energy Equipment & Services – 0.9% (0.6% of Total Investments)

1,490		Compressco Partners LP / Compressco Finance Corporation	7.250%	8/15/22	B	1,198,519
550		Exterran Partners LP / EXLP Finance Corporation	6.000%	10/01/22	B1	467,500
1,390	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	1,502,382
		Total Energy Equipment & Services				3,168,401

		Gas Utilities – 1.2% (0.9% of Total Investments)

895		AmeriGas Finance LLC	7.000%	5/20/22	Ba2	921,850
1,345		Ferrellgas LP	6.750%	1/15/22	B+	1,210,500
1,270		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,285,875
1,115		Suburban Propane Partners LP	5.750%	3/01/25	BB–	1,050,888
		Total Gas Utilities				4,469,113

		Health Care Equipment & Supplies – 0.2% (0.1% of Total Investments)

770		Tenet Healthcare Corporation	6.750%	2/01/20	B3	761,338

Nuveen Investments	19

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Principal Amount (000) (16)		Description (1)	Coupon	Maturity	Ratings (15)	Value

		Health Care Providers & Services – 1.9% (1.4% of Total Investments)

$1,120		Acadia Healthcare	5.625%	2/15/23	B–	$1,097,600
1,025		Community Health Systems, Inc.	6.875%	2/01/22	B+	991,688
1,110		HCA Inc.	5.375%	2/01/25	BB	1,090,575
840		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	789,600
1,240		Kindred Healthcare Inc.	6.375%	4/15/22	B2	1,036,950
1,115		Select Medical Corporation	6.375%	6/01/21	B–	900,363
1,250		Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	1,228,125
		Total Health Care Providers & Services				7,134,901

		Independent Power & Renewable Electricity Producers – 0.8% (0.6% of Total Investments)

1,350		Dynegy Inc.	7.625%	11/01/24	B+	1,282,500
425		GenOn Energy Inc.	7.875%	6/15/17	B–	402,688
1,545		GenOn Energy Inc.	9.500%	10/15/18	B–	1,367,324
		Total Independent Power & Renewable Electricity Producers				3,052,512

		Internet Software & Services – 0.4% (0.3% of Total Investments)

1,315		Equinix Inc.	5.750%	1/01/25	BB	1,331,438

		IT Services – 0.4% (0.3% of Total Investments)

1,390		Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	1,394,199

		Marine – 0.4% (0.3% of Total Investments)

1,805		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B	1,444,000

		Multi-Utilities – 0.5% (0.3% of Total Investments)

1,100	GBP	RWE AG, Reg S	7.000%	12/31/49	BBB–	1,656,957

		Oil, Gas & Consumable Fuels – 3.5% (2.4% of Total Investments)

1,415		Calumet Specialty Products	7.625%	1/15/22	B+	1,337,173
1,070		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	914,850
1,330		Energy Transfer Equity LP	5.500%	6/01/27	BB+	1,113,875
1,035		Gibson Energy, 144A	6.750%	7/15/21	BB	1,001,363
1,005		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	904,500
1,165		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,105,292
1,200		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,068,000
705		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	634,500
665		Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	CCC+	578,550
520		Northern Tier Energy LLC	7.125%	11/15/20	BB–	530,400
415		PBF Holding Company LLC	8.250%	2/15/20	BBB–	433,156
1,585		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	1,331,400
615		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	594,244
1,085		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,030,750
170		Western Refining Inc.	6.250%	4/01/21	B+	169,150
		Total Oil, Gas & Consumable Fuels				12,747,203

		Real Estate Investment Trust – 1.4% (1.0% of Total Investments)

1,105		Communications Sales & Leasing Inc.	8.250%	10/15/23	BB	983,450
1,015		Corporate Office Properties LP	5.000%	7/01/25	BBB–	985,170
925		Corrections Corporation of America	5.000%	10/15/22	Baa3	916,906
1,165		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	1,176,650
945		Geo Group Inc.	5.875%	10/15/24	BB–	922,556
		Total Real Estate Investment Trust				4,984,732

		Real Estate Management & Development – 0.5% (0.4% of Total Investments)

785		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	726,125
1,290		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	1,273,875
		Total Real Estate Management & Development				2,000,000

		Road & Rail – 0.3% (0.2% of Total Investments)

1,255		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	1,248,725

20	Nuveen Investments

Principal Amount (000) (16)		Description (1)	Coupon	Maturity	Ratings (15)	Value

		Software – 0.3% (0.2% of Total Investments)

$1,265		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	$1,208,075

		Wireless Telecommunication Services – 0.3% (0.2% of Total Investments)

945		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	926,100
		Total Corporate Bonds (cost $70,915,357)				64,376,925

Principal Amount (000) (16)		Description (1)	Coupon	Maturity	Ratings (15)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.1% (3.6% of Total Investments)

		Construction & Engineering – 0.8% (0.6% of Total Investments)

$2,880		PHBS Limited	6.625%	N/A (17)	N/R	$2,905,402

		Electric Utilities – 2.6% (1.8% of Total Investments)

2,360		AES Gener SA, 144A	8.375%	12/18/73	BB	2,416,049
520		Electricite de France, 144A	5.625%	N/A (17)	Baa1	508,690
1,750		Electricite de France, 144A	5.250%	N/A (17)	Baa1	1,690,938
900	GBP	Electricite de France S.A, Reg S	6.000%	N/A (17)	Baa1	1,335,157
1,435		Enel SpA, 144A	8.750%	9/24/73	BBB–	1,650,250
1,535		FPL Group Capital Inc.	6.350%	10/01/66	BBB	1,197,300
420	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	665,202
		Total Electric Utilities				9,463,586

		Energy Equipment & Services – 1.3% (0.9% of Total Investments)

5,115		Transcanada Trust	5.625%	5/20/75	BBB	4,859,250

		Water Utilities – 0.4% (0.3% of Total Investments)

963	GBP	Pennon Group PLC, Reg S	6.750%	N/A (17)	N/R	1,506,888
		Total $1,000 Par (or similar) Institutional Preferred (cost $19,962,801)				18,735,126

Shares		Description (1), (18)				Value

		INVESTMENT COMPANIES – 0.5% (0.4% of Total Investments)

		Diversified Other – 0.2% (0.2% of Total Investments)

551,585		John Laing Infrastructure Fund				$976,952

		Real Estate Management & Development – 0.3% (0.2% of Total Investments)

714,023		Starwood European Real Estate Finance Limited				1,118,405
		Total Investment Companies (cost $2,258,065)				2,095,357
		Total Long-Term Investments (cost $529,463,289)				477,877,563

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 11.4% (8.1% of Total Investments)

		REPURCHASE AGREEMENTS – 11.4% (8.1% of Total Investments)

$41,993		Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/15, repurchase price $41,993,080, collateralized by $37,660,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $42,838,250	0.000%	12/01/15		$41,993,080
		Total Short-Term Investments (cost $41,993,080)				41,993,080
		Total Investments (cost $571,456,369) – 140.6%				519,870,643
		Borrowings – (40.7)% (19), (20)				(150,300,000)
		Other Assets Less Liabilities – 0.1% (21)				144,640
		Net Assets – 100%				$369,715,283

Nuveen Investments	21

DRA	Diversified Real Asset Income Fund
	Portfolio of Investments (continued)	November 30, 2015 (Unaudited)

Investments in Derivatives as of November 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(66)	3/16	$(7,832,859)	$3,094	$(4,610)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Interest rates on whole loans and corporate notes are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(3)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.

(4)	Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3 unless otherwise noted. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(6)	Variable Rate Security – The rate shown is the net coupon rate in effect as of the end of the reporting period.

(7)	Loan is currently in default with regards to scheduled interest and/or principal payments.

(8)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(9)	The Fund agreed to accept a lower interest payment and defer receipt of the balance of the interest payment until maturity of the whole loan. As a result, the Fund receives regular interest payments based on an annual rate of 2.443% with the balance of the remaining interest to be paid at maturity.

(10)	Participating loan – A participating loan is one which contains provisions for the Fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

(11)	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

(12)	The interest rate will increase to 2.000% on March 1, 2017.

(13)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(14)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(15)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(16)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(17)	Perpetual security. Maturity date is not applicable.

(18)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (“SEC”) on its website at http://www.sec.gov.

(19)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings.

(20)	Borrowings as a percentage of Total Investments is 28.9%.

(21)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Assets and Liabilities	November 30, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $529,463,289)	$477,877,563
Short-term investments, at value (cost approximates value)	41,993,080
Cash denominated in foreign currencies (cost $12,276)	18,505
Cash	63,000
Receivable for:
Dividends	1,025,184
Interest	2,021,223
Investments sold	2,793,655
Reclaims	75,499
Variation margin on futures contracts	3,094
Other assets	18,799
Total assets	525,889,602
Liabilities
Borrowings	150,300,000
Payable for:
Dividends	2,957,144
Investments purchased	2,192,621
Accrued expenses:
Management fees	212,872
Interest on borrowings	261,769
Other	249,913
Total liabilities	156,174,319
Net assets	$369,715,283
Shares outstanding	20,241,550
Net asset value (“NAV”) per share outstanding	$18.27
Net assets consist of:
Shares, $.01 par value per share	$202,416
Paid-in surplus	477,074,530
Undistributed (Over-distribution of) net investment income	(207,190)
Accumulated net realized gain (loss)	(55,748,733)
Net unrealized appreciation (depreciation)	(51,605,740)
Net assets	$369,715,283
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Operations	Six Months Ended November 30, 2015 (Unaudited)

Investment Income
Dividends (net of tax withheld of $244,166)	$7,640,044
Interest	9,394,165
Total investment income	17,034,209
Expenses
Management fees	2,596,935
Interest expense	940,175
Custodian fees	114,664
Trustees fees	117,437
Professional fees	181,756
Shareholder reporting expenses	65,508
Shareholder servicing agent fees	16,741
Stock exchange listing fees	6,484
Other	73,845
Total expenses before expense reimbursement	4,113,545
Expense reimbursement	(1,211,370)
Net expenses	2,902,175
Net investment income (loss)	14,132,034
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(8,963,014)
Futures contracts	(28,400)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(24,438,151)
Futures contracts	37,016
Net realized and unrealized gain (loss)	(33,392,549)
Net increase (decrease) in net assets from operations	$(19,260,515)

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 11/30/15	For the Period 9/08/14 (commencement of operations) through 5/31/15
Operations
Net investment income	$14,132,034	$26,489,652
Net realized gain (loss) from:
Investments and foreign currency	(8,963,014)	(15,201,632)
Futures contracts	(28,400)	(19,441)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(24,438,151)	13,131,032
Futures contracts	37,016	(41,626)
Net increase (decrease) in net assets from operations	(19,260,515)	24,357,985
Distributions to Shareholders
From net investment income	(17,509,758)	(23,836,500)
Decrease in net assets from distributions to shareholders	(17,509,758)	(23,836,500)
Capital Share Transactions
Shares issued in the Mergers	—	506,888,241
Cost of shares repurchased and retired	(3,072,498)	(2,181,619)
Cost of shares repurchased through tender offer	—	(95,670,093)
Net increase (decrease) in net assets from capital share transactions	(3,072,498)	409,036,529
Net increase (decrease) in net assets	(39,842,771)	409,558,014
Net assets at the beginning of period	409,558,054	40
Net assets at the end of period	$369,715,283	$409,558,054
Undistributed (Over-distribution of) net investment income at the end of period	$(207,190)	$3,170,534

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Cash Flows	Six Months Ended November 30, 2015 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$(19,260,515)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(175,451,057)
Proceeds from sales and maturities of investments	226,603,882
Proceeds from (Purchases of) short-term investments, net	(23,539,269)
Proceeds from (Purchases of) cash denominated in foreign currencies, net	72,649
Proceeds from (Purchases of) closed foreign currency spot contracts	17,523
Investment transaction adjustments, net	1,770,445
Taxes paid on undistributed capital gains	(56,067)
Amortization (Accretion) of premiums and discounts, net	(270,446)
(Increase) Decrease in:
Receivable for dividends	(398,828)
Receivable for interest	1,410,010
Receivable for investments sold	(1,542,429)
Receivable for reclaims	17,881
Receivable for variation margin on futures contracts	(3,094)
Other assets	101,656
Increase (Decrease) in:
Payable for investments purchased	(3,282,340)
Payable for variation margin on futures contracts	(14,828)
Accrued management fees	105,843
Accrued interest on borrowings	909
Accrued other expenses	(131,291)
Net realized (gain) loss from:
Investments and foreign currency	8,963,014
Paydowns	(5,481)
Change in net unrealized (appreciation) depreciation of investments and foreign currency	24,438,151
Capital gain and return of capital distributions from investments	715,708
Net cash provided by (used in) operating activities	40,262,026
Cash Flows from Financing Activities:
Repayments of borrowings	(20,000,000)
Cash distributions paid to shareholders	(17,216,528)
Cost of shares repurchased and retired	(3,072,498)
Net cash provided by (used in) financing activities	(40,289,026)
Net Increase (Decrease) in Cash	(27,000)
Cash at the beginning of period	90,000
Cash at the end of period	$63,000

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$777,105

See accompanying notes to financial statements.

26	Nuveen Investments

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Nuveen Investments	27

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Return of Capital	Total	Repur chased and Retired	Repur chased through Tender Offer	Ending NAV	Ending Market Value
Year Ended 5/31:
2016(g)	$20.06	$0.70	$(1.65)	$(0.95)	$(0.86)	$—	$—	$(0.86)	$0.02	$—	$18.27	$16.39
2015(f)	20.00	1.14	(0.14)	1.00	(1.03)	—	—	(1.03)	0.01	0.08	20.06	17.91

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 5/31:
2016(g)	$150,300	$3,460
2015(f)	170,300	3,405

28	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate(e)

(4.70)%	(3.67)%	$369,715	2.14	%*	6.72	%*	1.51	%*	7.35	%*	34%
5.60	3.99	409,558	2.10	*	7.10	*	1.40	*	7.80	*	104

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 9 – Borrowing Arrangements), where applicable. The Fund ceased utilizing reverse repurchase agreements during the period September 8, 2014 (commencement of operations) through May 31, 2015.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets
Year Ended 5/31:
2016(g)	0.49	%*
2015(f)	0.38	*

(d)	After fee waiver/expense reimbursement from the Adviser, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period from September 8, 2014 (commencement of operations) through May 31, 2015.
(g)	For the six months ended November 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Diversified Real Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “DRA.” The Fund was organized as a Massachusetts business trust on January 21, 2014.

The end of the reporting period for the Fund is November 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2015 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions, including the Fund’s use of leverage. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is a high level of current income and long-term capital appreciation. Under normal conditions:

•	The Fund will invest at least 80% of its managed assets in securities or other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. Real asset related investments are: (i) whole loans, loan participation and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

•	All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower (except that this limitation shall not apply to whole loans, mortgage participations and other mortgage-related instruments).

•	The Fund may invest up to 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

•	The Fund may invest up to 50% of its managed assets in securities of issuers located in emerging markets.

•	The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange-traded-funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly.

The Fund may employ an option writing strategy, focused on securities issued by real asset related companies, that seeks to produce option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may also enter into derivative instruments to manage market or business risk, enhance return, hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments.

The Fund may utilize leverage through the usage of (a) reverse repurchase agreements; (b) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations; and (b) the issuance of preferred shares of beneficial interest or other senior securities. The Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure.

30	Nuveen Investments

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment Transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,047,901

Participation Interests in Whole Loans

Periodically, the Fund invests in whole loans which obligate the borrower to pay, in addition to regular interest and principal amounts, additional amounts representing a participation in certain above-threshold cash flows generated by the collateral underlying the loan and/or gains realized in the liquidation of such collateral. The Fund’s right to receive these additional payments is referred to as a “participation interest.” The Fund’s policy is to not recognize a participation interest as an asset, or recognize payment amounts (income or liquidation) received on participation interests as income or capital gain, as the case may be, until such time as the participation interests are realizable. Those income or liquidation items will be realizable if the rights associated with the participation interest are reasonably certain to result in a receipt of payment. If those items are not realizable, an income payment or a liquidating payment with respect to a participation interest will be recognized only upon receipt of that payment from the borrower.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income collected for loans that are no longer held by the Fund is recorded when information is available. Interest income also reflects paydown gains and losses, if any.

During the normal course of business, the Fund may negotiate with the borrower in a loan agreement one or more of the following items: (i) entrance fees, (ii) exit fees, (iii) modification fees and (iv) prepayment penalties. Such fees, if any, are recorded when information is available and recognized as a component of “Fees income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of May 31 each year.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

Real Estate Investment Trust (“REIT”) distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual character of amounts received during the period is not known until after the calendar year end. For the last calendar year ended December 31, 2014, the character of distributions to the Fund from the REITs was 85.36% ordinary income, 8.87% long-term capital gains and 5.77% return of REIT capital.

For the period September 8, 2014 (commencement of operations) through December 31, 2014, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the period January 1, 2015 through May 31, 2015 and for the current fiscal period, the Fund applied the actual percentages for the calendar year ended December 31, 2014, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

32	Nuveen Investments

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Single family whole loans are generally fair valued using the discounted cash flow methodology. For single family whole loans, the pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, delinquency status, loan to value ratios, lien position, and prepayment speeds. If the resulting price from the discounted cash flow methodology is above 103% of the loan’s par value (the “price ceiling”), the loan will be fair valued at the price ceiling (the “price ceiling” methodology). Valuations of single family whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of single family whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for single family whole loans is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Corporate notes are fair valued using the discounted cash flow methodology. For corporate notes, the discounted cash flow methodology takes into account changes in prevailing interest rates, yield and liquidity spreads. If the resulting price from the discounted cash flow methodology is above the note’s par value plus any prepayment penalty (the “price ceiling”), the note will be fair valued at the price ceiling (the “price ceiling” methodology). Currently all corporate notes are fair valued at the price ceiling. Valuations of corporate notes are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of corporate notes can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for corporate notes are yield and liquidity spreads. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments:*
Whole Loans	$—	$—		$76,509,929	***	$76,509,929
Corporate Notes	—	—		14,580,000	***	14,580,000
Common Stocks	176,847,892	545,467	***	—		177,393,359
Convertible Preferred Securities	21,093,446	2,276,707	***	—		23,370,153
$25 Par (or similar) Retail Preferred	90,846,483	5,932,529	***	—		96,779,012
Convertible Bonds	—	4,037,702		—		4,037,702
Corporate Bonds	—	64,376,925		—		64,376,925
$1,000 Par (or similar) Institutional Preferred	—	18,735,126		—		18,735,126
Investment Companies	2,095,357	—		—		2,095,357

Short-Term Investments:
Repurchase Agreements	—	41,993,080		—		41,993,080

Investments in Derivatives:
Futures Contracts**	(4,610)	—		—		(4,610)
Total	$290,878,568	$137,897,536		$91,089,929		$519,866,033
*	Refer to the Fund’s portfolio of investments for whole loan categories and industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.

34	Nuveen Investments

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Level 3
	Whole Loans	Corporate Notes	Total
Balance at the beginning of period	$119,325,282	$14,580,000	$133,905,282
Gains (losses):
Net realized gains (losses)	(446,724)	—	(446,724)
Change in net unrealized appreciation (depreciation)	(4,455,067)	—	(4,455,067)
Purchases at cost	—	—	—
Sales at proceeds	(38,209,800)	—	(38,209,800)
Net discounts (premiums)	296,238	—	296,238
Transfers into	—	—	—
Transfers (out of)	—	—	—
Balance at the end of period	$76,509,929	$14,580,000	$91,089,929
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(4,816,353)	$—	$(4,816,353)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
Commercial & Multifamily Whole Loans	$5,355,259	Discounted Cash Flow	Yield Spread	2.50% - 2.62%
		Discounted Cash Flow	Liquidity Spread	0.50%
		Discounted Cash Flow	Debt Service Coverage Ratio	0.00 - 2.35
	13,223,511	Appraisals	N/A	N/A
	43,825,852	Expected Value	N/A	N/A
Commercial & Multifamily Whole Loans and Corporate Notes	27,449,130	Price Ceiling	Cap	100.00 - 101.00
Commercial Whole Loans	1,236,177	Price Floor	(1-Loss Severity)	66.5%
Total	$91,089,929

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stock	$58,009,529	$—	$—	$(58,009,529)	$—	$—
$25 Par (or similar) Retail Preferred	—	(951,838)	951,838	—	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Australia	$28,774,481	5.5%
United Kingdom	23,165,467	4.5
Canada	19,754,570	3.8
Hong Kong	13,421,267	2.6
Singapore	11,131,301	2.1
France	7,171,513	1.4
Italy	5,333,772	1.0
Spain	5,063,026	1.0
Other countries	27,526,974	5.3
Total non-U.S. securities	$141,342,371	27.2%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are

36	Nuveen Investments

not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Funds may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loan Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%
Multi-family loans	$20,262,828	83.4%	$—	—%	$—	—%	$—	—%	$4,038,282	16.6%	$24,301,110	100%
Commercial loans	40,331,319	77.3	—	—	—	—	6,127,700	11.7	5,749,800	11.0	52,208,819	100
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$41,993,080	$(41,993,080)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$8,311,174
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(4,610)	—	$—
*	Value represents the unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(28,400)	$37,016

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

38	Nuveen Investments

4. Fund Shares

Share Repurchase Program

On September 23, 2014, the Board authorized the Fund to participate in Nuveen’s closed-end fund complex-wide share repurchase program. Under the share repurchase program, the Fund may repurchase up to 10% of its outstanding shares as of the authorization date (approximately 2,535,000 shares) in open-market transactions at the Adviser’s discretion.

Tender Offers

The Board has authorized the Fund to conduct a series of up to three tender offers pursuant to which the Fund would offer to purchase up to 10% of its then outstanding shares for cash on a pro rata basis at a price per share equal to 99% of the NAV per share as determined as of the close of regular trading on the NYSE on the expiration date of the tender offer.

On September 23, 2014, Nuveen announced the Fund’s first tender offer, which commenced on October 3, 2014 and expired on November 7, 2014. The tender offer was oversubscribed (66% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On March 24, 2015, Nuveen announced the Fund’s second tender offer, which commenced on April 6, 2015 and expired on May 8, 2015. The tender offer was oversubscribed (59% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

On October 22, 2015, Nuveen announced the Fund’s third and final tender offer, which commenced on November 2, 2015 and expired on December 1, 2015, subsequent to the reporting period. The tender offer was oversubscribed (54% of outstanding shares were tendered), and therefore the Fund purchased 10% of its outstanding shares from participating shareholders on a pro-rata basis based on the number of shares properly tendered.

The final results of each tender offer are as shown in the accompanying table.

	November 7, 2014 Expiration	May 8, 2015 Expiration	December 1, 2015 Expiration
Number of shares outstanding before tender offer	25,344,382	22,683,944	20,241,550
Number of shares authorized for tender offer	2,534,438	2,268,394	2,024,155
Purchase price (99% of share NAV on expiration date)	$19.8695	$19.9754	$18.1494
Number of shares outstanding after tender offer	22,809,944	20,415,550	18,217,395

Share Transactions

Transactions in shares (excluding shares owned by the Adviser) were as follows:

	Six Months Ended 11/30/15	Period 9/08/14 (commencement of operations) through 5/31/15
Shares:
Issued in Mergers	—	25,344,380
Repurchased and retired (open market purchases)	(174,000)	(126,000)
Repurchased and retired through tender offer November 7, 2014 expiration	—	(2,534,438)
Repurchased and retired through tender offer May 8, 2015 expiration	—	(2,268,394)
Total	(174,000)	20,415,548

Open market purchases:
Weighted average price per share	$17.64	$17.29
Weighted average discount per share	10.78%	12.99%
*	As of May 31, 2015, the Adviser and Sub-Adviser each owned one share of the Fund.

Tender Offers:
Expiration	November 7, 2014	May 8, 2015	December 1, 2015
Purchase price per share	$19.8695	$19.9754	$18.1494
Discount per share	1.00%	1.00%	1.00%

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $175,451,057 and $226,603,882, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of November 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$580,370,935
Gross unrealized:
Appreciation	$7,858,597
Depreciation	(68,358,889)
Net unrealized appreciation (depreciation) of investments	$(60,500,292)

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments and foreign currency transactions, investments in partnerships, investments in passive foreign investment companies, paydowns, reorganization adjustments, expired and written off capital losses carrying forward, resulted in reclassifications among the Fund’s components of net assets as of May 31, 2015, the Fund’s last tax year end, as follows:

Paid-in surplus	$ 31,074,931
Undistributed (Over-distribution of) net investment income	517,382
Accumulated net realized gain (loss)	(31,592,313)

The tax components of undistributed net ordinary income and net long-term capital gains as of May 31, 2015, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income[1]	$6,511,934
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended May 31, 2015, was designated for purposes of the dividends paid deduction as follows:

For the period September 8, 2014 (commencement of operations) through May 31, 2015
Distributions from net ordinary income[1]	$21,131,440
Distributions from net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to short-term realized gains.

As of May 31, 2015, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table.

Capital losses to be carried forward – not subject to expiration	$38,520,039

A portion of the Fund’s capital loss carryforwards are subject to an annual limitation under internal revenue code and related regulations.

40	Nuveen Investments

As of May 31, 2015, the Fund’s last tax year end, $20,508,703 of the Fund’s capital loss carryforwards expired or was written off due to limitations under internal revenue code and related regulations and $1,009,724 of the Fund’s capital loss carryforwards was utilized.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For managed assets over $1 billion	0.7500

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2015, the complex-level fee for the Fund was 0.1639%.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through September 8, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any costs of leverage, do not exceed 1.02% of the Fund’s average net assets.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

8. Borrowing Arrangements

During the current fiscal period, the Fund was entered into a 364-day $132,500,000 (maximum commitment amount) term loan (“Term Loan”) and a $38,000,000 (maximum commitment amount) revolving line of credit (“Line of Credit”), each with Sumitomo Mitsui Banking Corporation (“Sumitomo”) (collectively, the “Borrowings”).

Interest is charged on the Term Loan and the Line of Credit at a rate per annum equal to the three-month LIBOR plus 0.65% and the one-month LIBOR or three-month LIBOR plus 0.65%, respectively. In addition to interest, the Fund also accrues a 0.125% per annum commitment fee on the undrawn portion of the Borrowings.

On December 19, 2015, (subsequent to the reporting period) the Fund renewed its Borrowings with Sumitomo through December 18, 2016. In addition, the Fund decreased the maximum commitment amount on the Term Loan to $122,000,000. All other terms of the Borrowings remained unchanged.

As of the end of the reporting period, the outstanding balance on these Borrowings was $150,300,000. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $163,633,333 and 0.94%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other costs related to the Borrowings are recognized as “Interest expense” on the Statement of Operations.

42	Nuveen Investments

Additional

Fund Information

Board of Trustees*
Roger A. Gibson	Leonard W. Kedrowski**	Richard K. Riederer	James M. Wade

*	The Fund’s Board of Trustees is comprised entirely of independent trustees.
**	Chairman of the Board of Trustees

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodians State Street Bank & Trust Company Boston, MA 02111 U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Ropes & Gray LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common shares of beneficial interest at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common shares of beneficial interest (excluding common shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

DRA
Shares repurchased	174,000

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Nuveen Investments	43

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Custom Blended Index (Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
33%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
20%	BofA/Merrill Lynch REIT Preferred Index	An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
20%	Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	MSCI U.S. RElT Index	A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity RElTs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe.
12%	BofA/Merrill Lynch Fixed Rate Preferred Securities Index	Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings).

■	Custom Blended Index (a new Comparative Benchmark subsequent to the close of this reporting period): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
15%	Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.
18%	Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

44	Nuveen Investments

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Morgan Stanley Capital International (MSCJ) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments	45

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at anytime. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

46	Nuveen Investments

Board Considerations in

Approving the Fund’s Investment Management and Investment Sub-Advisory Agreements

The Fund has entered into an Investment Management Agreement with Nuveen Fund Advisors, LLC (“NFA”) and NFA has entered into an Investment Sub-Advisory Agreement with Nuveen Asset Management, LLC (“NAM” and, collectively with NFA, “Nuveen”) with respect to the Fund (collectively, the “Agreements”).

Each year, the Board of Trustees (the “Board”), which is comprised entirely of independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that NFA and NAM provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

At meetings held on June 3, 2015 and June 29, 2015, the Fund’s Board considered information relating to the proposed renewal of the Agreements. In considering the Agreements, the Board, advised by independent legal counsel, requested and received a substantial amount of information from NFA, NAM and the independent consultant on, among other things, the following factors: (i) the nature, quality and extent of NFA and NAM’s services, (ii) the comparative investment performance of the Fund, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of NFA and NAM, including an analysis of the cost of providing services, (v) whether economies of scale are realized and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to NFA and NAM from their relationship with the Fund. The Board was aware that there are alternatives to retaining NFA and NAM. Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Investment Advisory Services

The Board considered information about the nature, quality and extent of the services provided to the Fund under the Agreements. The Board noted that the Investment Management Agreement provides for the supervision of the Fund’s investment program, managing risks and leverage, determining dividends and distributions, providing tax advice and pricing the Fund’s securities. The Board further noted that the Investment Sub-Advisory Agreement provides that NAM makes investment decisions, place purchase and sale orders for portfolio transactions in the Fund and employs professional portfolio managers and securities analysts to provide research services relating to the Fund. The Board also considered that Nuveen is responsible for providing certain corporate administrative functions, including accounting and bookkeeping, supervising all administrative and clerical personnel, compiling and maintaining records with respect to the Fund’s operations, preparing and filing reports with the SEC, and preparing proxy materials, tender offer materials and periodic reports to the shareholders. The Board considered the quality of the services provided and the quality of Nuveen’s resources that are available to the Fund. The Board evaluated Nuveen’s administrative, accounting, tax, legal, risk management and compliance services and the size and functions of its staff providing investment management services to the Fund. The Board also noted that it receives and reviews information on these services throughout the year. In this regard, the Board noted that, during the period since the Fund’s inception, Nuveen provided fee concessions to the Fund, and the Board considered those concessions when reviewing the performance and expenses of the Fund.

Investment Performance

The Board noted that the Fund is in the 50th percentile among the six funds in its Lipper Sector Equity peer group. The Board also considered supplemental performance data provided by NFA and noted that the Fund outperformed its two performance benchmarks by a considerable margin in both the period from inception to March 31, 2015 and in the first quarter of 2015. The Board also considered the Fund’s discount history and whether the continuity of services provided by NFA and NAM might minimize the Fund’s trading discount in the future.

Nuveen Investments	47

Board Considerations in Approving the Fund’s Investment Management and Investment Sub-Advisory Agreements (continued)

Fees and Expenses

The Board considered that the Fund has the lowest net total expense ratio in its peer group, excluding direct leverage costs, by at least 20 basis points, and has the second lowest total expense ratio, including leverage costs, out of a peer group of six funds. The Trustees further considered the Fund’s fee schedule, noting that it is consistent with other Nuveen funds that have a similar mandate and that NAM’s fee is paid by NFA. The Board noted that the Fund’s assets have been decreasing as a result of the tender offers negotiated in connection with the Fund’s reorganization.

Profitability of NFA and NAM

The Board examined Nuveen’s costs in providing investment advisory services to the Fund. The Board considered that NFA is currently waiving a portion of the management fees it receives from the Fund and, as a result, the Fund operates at a loss to Nuveen.

Economies of Scale

The Board considered that the Fund’s fee schedule is comprised of two components: a Fund-level fee and a complex-level fee, both of which are subject to specified breakpoints. The Board noted that the Fund-level breakpoints are based on the Fund’s assets under management and the complex-level breakpoints are based on the aggregate Nuveen mutual fund and closed-end fund assets under management and enable Fund shareholders to benefit from complex-wide economies of scale due to on-going growth in mutual fund and closed-end fund assets across the fund complex. The Board noted that Nuveen had agreed to cap expenses for the first two years after the closing of the mergers of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (together, the “predecessor funds”) into the Fund in September 2014. Nuveen agreed to waive fees or reimburse expenses during such two year time period so that the total annual operating expense ratio (excluding the costs of leverage) of the Fund would be two basis points (0.02%) less than the lowest total annual expense ratio (excluding the costs of leverage) of the predecessor funds for the period from the first day of the then-current fiscal year through the last day of the month prior to the consummation of the mergers, on an annualized basis.

Other Benefits to NFA and NAM

The Board also considered the direct and indirect benefits that may accrue to Nuveen from its relationship with the Fund. In this regard, the Trustees noted that there are no fall-out benefits accruing to Nuveen for its management of the Fund.

After full consideration of these factors, the Board concluded that the Fund benefits from the services provided under the Agreements as a result of Nuveen’s operations, resources, experience, reputation and personnel and that approval of the Agreements was in the interest of the Fund.

48	Nuveen Investments

Notes

Nuveen Investments	49

Notes

50	Nuveen Investments

Notes

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-D-1115D        13148-INV-Y-01/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)* Maximum Number (or Approximate Dollar Value) of Shares (or Units) That May Yet Be Purchased Under The Plans or Programs
June 1-30, 2015	174,000	$17.64	174,000	2,235,000
July 1-31, 2015	0		0	2,235,000
August 1-31, 2015	0		0	2,235,000
September 1-30, 2015	0		0	2,025,000
October 1-31, 2015	0		0	2,025,000
November 1-30, 2015	0		0	2,025,000
Total	174,000

*	The registrant’s repurchase program, for the repurchase of 2,535,000 shares was authorized on September 23, 2014. The program was reauthorized for a maximum repurchase amount of 2,025,000 shares on September 30, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diversified Real Asset Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 5, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: February 5, 2016